                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report, dated August 20, 1999, which appears in the Annual Report on Form 10-K of Franklin Telecommunications Corp. and subsidiaries for the year ended June 30, 1999. We also consent to the reference to our Firm under the caption "Experts" in the aforementioned Registration Statement.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
September 22, 1999